SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): September 16, 2002

WJ COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.                    Other Events

On September 16, 2002, WJ Communications, Inc., (the “Company”) issued a press release announcing the resignations of Christopher B. Paisley and James R. Kroner from its Board of Directors.  A copy of the press release is attached to this report as Exhibit 99.

Item 7.                    Financial Statements and Exhibits

(b) Exhibits

99                                    Press Release dated September 16, 2002 announcing changes to the Company’s Board of Directors.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ MICHAEL R. FARESE, Ph.D.
Michael R. Farese, Ph.D.
President and Chief Executive Officer
(principal executive officer)

Dated: September 16, 2002